UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 27, 2006
COMPASS DIVERSIFIED TRUST
(Exact name of registrant as specified in its charter)

Delaware	0-51937	57-6218917
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification
of incorporation)		No.)
COMPASS GROUP DIVERSIFIED
HOLDINGS LLC
(Exact name of registrant as specified in its charter)

Delaware	0-51938	20-3812051
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification
of incorporation)		No.)
Sixty One Wilton Road
Second Floor
Westport, CT 06880
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (203) 221-1703
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events
          Compass Group Diversified Holdings LLC and Compass Diversified Trust (collectively “Compass”), reported that it declared a cash distribution of $0.1327 per share for the quarter ended June 30, 2006. The distribution is payable July 18, 2006 to shareholders of record on the close of business on July 11, 2006.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

99.1	Press release for distribution announcement.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 27, 2006	COMPASS DIVERSIFIED TRUST

	By:	/s/ James J. Bottiglieri

James J. Bottiglieri
Regular Trustee

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 27, 2006	COMPASS GROUP DIVERSIFIED HOLDINGS LLC

	By:	/s/ James J. Bottiglieri

James J. Bottiglieri
Chief Financial Officer